SCHEDULE 14A

Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SCI ENGINEERED MATERIALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SCI ENGINEERED MATERIALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held

June 9, 2010

and

PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy
and promptly return it in the enclosed envelope.

SCI ENGINEERED MATERIALS, INC.
2839 Charter Street
Columbus, Ohio 43228
(614) 486-0261

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 9, 2010

April 27, 2010

To Our Shareholders:

     The Annual Meeting of Shareholders of SCI Engineered Materials, Inc. (the “Company”) will be held at our offices located at 2839 Charter Street, Columbus, Ohio 43228, on June 9, 2010, at 9:30 a.m. local time, for the following purposes:

1.	To elect five directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders;

2.	To transact any other business which may properly come before the meeting or any adjournment thereof.

      Accompanying this Notice of Annual Meeting is a form of a Proxy, Proxy Statement, and a copy of our Form 10-K Annual Report for the year ended December 31, 2009, all to be mailed on or about April 27, 2010.

      Our Board of Directors has fixed April 20, 2010, as the record date for the determination of shareholders entitled to notice and to vote at the annual meeting and any adjournment thereof. A list of shareholders will be available for examination by any shareholder at the annual meeting and for a period of 10 days before the annual meeting at our executive offices.

      You will be most welcome at the annual meeting and we hope you can attend. Our directors and officers as well as representatives of our registered independent public accounting firm are expected to be present to answer your questions and to discuss the Company’s business.

      We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the annual meeting, you may cast your vote in person and your proxy will not be used. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

By Order of the Board of Directors,

Daniel Rooney
Chairman of the Board of Directors,
President and Chief Executive Officer

PLEASE SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF PROXY
MATERIALS FOR THE
SHAREHOLDER MEETING TO BE
HELD ON JUNE 9, 2010.

The proxy materials include this Proxy Statement for the Annual Meeting and our annual report on Form 10-K for the year ended December 31, 2009 and are available at www.sciengineeredmaterials-proxy.com.

The Annual Meeting of Shareholders will be held at our executive offices located at 2839 Charter Street, Columbus, Ohio 43228 on June 9, 2010 at 9:30 a.m. EDT for the following purposes:

       1.       To elect five directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders;

We recommend that the shareholders vote FOR the election of the nominees for director.

If you wish to attend the shareholder meeting and vote in person you will find directions to our corporate office on our website at http://www.sciengineeredmaterials.com/company/directions.htm.

SCI ENGINEERED MATERIALS, INC.

     2839 Charter Street
Columbus, Ohio 43228
_____________________________

PROXY STATEMENT
_____________________________

ANNUAL MEETING OF SHAREHOLDERS

June 9, 2010
_____________________________

     This proxy statement is furnished to the shareholders of SCI Engineered Materials, Inc., an Ohio corporation (the “Company”), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held at our executive offices located at 2839 Charter Street, Columbus, Ohio 43228 on June 9, 2010 at 9:30 a.m., and at any adjournment or postponement thereof (the “Annual Meeting”). The enclosed proxy is being solicited by our Board of Directors. This proxy statement and the enclosed proxy will be first sent or given to our shareholders on approximately April 27, 2010.

     We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

     The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by us prior to the Annual Meeting. If no directions are made to the contrary, the proxy will be voted FOR the election of Daniel Rooney, Robert J. Baker, Jr., Walter J. Doyle, Robert H. Peitz, and Edward W. Ungar as directors of the Company and to transact such other business as may properly come before the meeting or any adjournment thereof. Any shareholder voting the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to us, by duly executing and delivering to us a proxy card bearing a later date, or by voting in person at the annual meeting. The officers, directors, and nominees for directors of the Company are the beneficial owners of 31.8% of the Company’s issued and outstanding shares. The officers, directors and nominees for directors of the Company have indicated that they will vote in favor of each nominee for director.

     Only holders of record of our common stock at the close of business on April 20, 2010 will be entitled to vote at the Annual Meeting. At that time, we had 3,723,775 shares of common stock outstanding and entitled to vote. Each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the election of directors.

     The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward such nominee’s achievement of a plurality and thus will have no effect.

     Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of our common stock present and entitled to vote on the matter. For purposes of determining the number of shares of our common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

ELECTION OF DIRECTORS

     Our Restated Code of Regulations provides that the number of directors shall be fixed by the Board. The total number of authorized directors currently is fixed at five. The nominees for director, if elected, will serve for one-year terms expiring at the next Annual Meeting of Shareholders. Daniel Rooney, Robert J. Baker, Jr., Walter J. Doyle, Robert H. Peitz, and Edward W. Ungar currently serve as directors of the Company and are being nominated by the Board of Directors for re-election as directors.

     It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Rooney, Baker, Doyle, Peitz, and Ungar as directors. In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the Restated Code of Regulations or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

     The Board of Directors recommends that the shareholders vote FOR the election of the nominees for director.

     The following table sets forth each nominee’s name, age, and his position with the Company:

Name	Age	Position
Daniel Rooney	56	Chairman of the Board of Directors,
		President and Chief Executive Officer
Robert J. Baker, Jr.	71	Director
Walter J. Doyle	75	Director
Robert H. Peitz	49	Director
Edward W. Ungar	74	Director

     Daniel Rooney has served as a Director of our Company since joining us in March 2002 as President and Chief Executive Officer. Mr. Rooney was elected as the Chairman of the Board of Directors of our Company on January 8, 2003. Prior to joining us, Mr. Rooney was General Manager for Johnson Matthey, Color and Coatings Division, Structural Ceramics Sector North America from 1994 to 2001. Prior to that, Mr. Rooney held various management positions at TAM Ceramics, Inc., a Cookson Group Company. Mr. Rooney has a Bachelor of Science in Ceramic Engineering from Rutgers College of Engineering and an MBA from Niagara University.

     Robert J. Baker, Jr., Ph.D. has served as a Director of our Company since 1992. Dr. Baker is the President of Venture Resources International, which he founded in 1974, and the co-founder of Business Owners Consulting Group, which assists companies in the development of growth strategies, including marketing position and competitive strategies. He has co-lead group strategic planning programs (11 sessions of half day programs over 6 months with the participant’s strategic plan the result) for over 30 years with over 1,400 companies participating. He has/does serve on a number of Boards and Advisory Boards. Dr. Baker’s prior experience was with Battelle Northwest and the Battelle Development Corporation managing technology, commercial development of technology and technology licensing. Dr. Baker was graduated from the University of Illinois with B.S., M.S., and Ph.D. degrees in Ceramic Engineering. In addition, Dr. Baker is a Sloan Fellow at MIT where he earned a Masters in Management Science.

     Edward W. Ungar has been a Director of our Company since 1990. Mr. Ungar is the President and founder of Taratec Corporation, a technology business-consulting firm in Columbus, Ohio. Prior to forming Taratec Corporation in 1986, Mr. Ungar was an executive with Battelle Memorial Institute. Mr. Ungar earned Ph.D. and M.S. degrees in Mechanical Engineering from The Ohio State University and a B.M.E. in Mechanical Engineering from The City College of New York, and completed the Executive Development Program at the Kellogg School, Northwestern University. In his position at Battelle, Mr. Ungar had profit and loss (P+L) responsibility for a major operation division. At Taratec, Mr. Ungar has had extensive experience in treasury and P+L functions as well as general management. Throughout his career, Mr. Ungar has been involved in technology commercialization related to the principal business areas of our Company.

     Walter J. Doyle has served as a director of our Company since 2004. Mr. Doyle is the President of Forest Capital, an angel capital investment firm he founded in 1997. He is a member and/or on the board of a number of business organizations that he helps position for substantial growth and long term value. His experience spans over 40 years of general management with direct (P+L) responsibility as well as new product development and commercialization. Mr. Doyle was founder, President and CEO of Industrial Data Technologies Corp. (IDT) for 21 years and subsequently sold the company to the Eaton Corporation, headquartered in Cleveland Ohio. IDT designed, developed, manufactured and marketed high-tech products for factory automation projects in the metals, automotive, food and chemical industries. Mr. Doyle earned an Electrical Engineering degree from The City College of New York (CCNY) and an MBA from the Harvard Business School.

     Robert H. Peitz has served as a Director of our Company since 2004. Mr. Peitz is a private investor and portfolio manager who is very experienced in meshing the capital needs of businesses with the investment criteria of financial investors. Mr. Peitz is the former Managing Director and Head of Financial Markets for PB Capital in New York, New York. Previously, Mr. Peitz was a Managing Director at BHF Capital, Treasurer of BHF-Bank New York Branch and an Associate at Morgan Stanley in International Operations. Mr. Peitz graduated from the University of Cincinnati with a Bachelor of Arts in Economics and has an MBA from the Thunderbird School of Global Management.

     The Board of Directors is seeking an individual(s) to strengthen our board.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
AND PRINCIPAL SHAREHOLDERS

Board Leadership and Structure

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote our corporate purposes, are sound and represent best practices. We continually review these governance practices to make sure we comply with state and Federal laws.

     Our Board of Directors oversees all business, property and affairs of the Company. Our officers keep the members of the Board informed of our business through discussions at Board meetings and by providing them with reports and other materials.

Meetings and Compensation of the Board of Directors

     Our Board of Directors had a total of seven meetings during the year ended December 31, 2009. During 2009, all directors attended every meeting of the Board of Directors, held during the period for which he was a director, and the total number of meetings held by all committees of the Board of Directors in which he served. Directors who are employed by the Company receive no compensation for serving as directors.

     As compensation for their service non-employee directors may periodically receive cash, grants of stock or grants of stock options with an exercise price equal to the fair market value of our common stock on the date of grant for up to a ten-year term. Directors are also reimbursed for all reasonable out-of-pocket expenses. In the year ended December 31, 2009, each of Messrs. Baker, Jr., Doyle, Peitz and Ungar received compensation of options to purchase 22,500 shares of the Company’s common stock. In addition, Dr. Baker earned $2,500 as chairman of the Stock Option and Compensation Committee (the “Compensation Committee”). Mr. Ungar earned $5,000 as chairman of the Audit Committee.

     It is our expectation that all members of the Board of Directors will attend the 2010 Annual Meeting of Shareholders. All members of our Board of Directors were present at our 2009 Annual Meeting of Shareholders.

Shareholder Communication

     Our Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors or to any director in particular, c/o Gerald S. Blaskie, SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228. Any correspondence addressed to the Board of Directors or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

Board Leadership Structure

     From 1987 to March 2002 the positions of Chairman of the Board and Chief Executive Officer (CEO) were held by Dr. Edward R. Funk, the founder of our Company. For a brief period from March 2002 until January 2003 the positions of Chairman of the Board and CEO were held by separate people, due in part to the fact that the CEO was recently hired in March 2002. In January 2003, the Board reassessed this structure. Based in part on the CEO’s performance since his hire date and the Board’s increasing familiarity and comfort with the CEO and the potential efficiencies of having the CEO also serve in the role of Chairman of the Board, the Board decided to revise its structure. The Board appointed Mr. Rooney, our Chief Executive Officer, as the Chairman of the Board. We have no Lead Independent Director.

     The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman of the Board sets the Board agendas with Board and management input, facilitates communication among directors, and presides at meetings of the Board of Directors and shareholders.

Risk Oversight

     Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

     While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from the Company’s internal auditors. In addition, in setting compensation, the Compensation Committee strives to create a combination of near term and longer incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.

Committees of the Board of Directors

     We have an Audit Committee and a Stock Option and Compensation Committee.

     The Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the plan of the annual audit. The Audit Committee reviews, in consultation with the independent auditors, the report of audit, or proposed report of audit and the accompanying management letter, if any. In addition, the Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Chairman of the Audit Committee is Mr. Ungar, and the members are Messrs. Baker and Doyle. The Audit Committee met twice during 2009. The Board of Directors has not adopted a charter for the Audit Committee. The Board of Directors has determined that Messrs. Doyle and Ungar qualify as “audit committee financial experts” as that term is defined in Item 401(e) of Regulation S-B. Messrs. Doyle and Ungar and Dr. Baker each meet the criteria for audit committee independence as defined in NASDAQ Rule 4350, and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended.

     The Compensation Committee of the Board of Directors reviews executive compensation and administers our stock incentive and incentive compensation performance plans. The Chairman of the Compensation Committee is Dr. Baker and the members are Messrs. Doyle and Ungar. The Compensation Committee met once during 2009.

     Due to the limited size of our Board of Directors, the Board of Directors has determined that it is not necessary to establish a nominating committee. Nominations for directors are considered by the entire Board of Directors. The directors take a critical role in guiding the strategic direction and oversee the management of the Company. Director candidates are considered based on various criteria, such as diversity in broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of shareholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry. The Board seeks nominees with a broad diversity of experiences, professions, skills and backgrounds. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

     Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in increased demand for such highly qualified and productive public company directors.

     The Board of Directors will consider the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by the Board of Directors:
  such recommendations must be provided to the Board of Directors, c/o Gerald S. Blaskie, SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228, in writing at least 120 days prior to the date of the next scheduled annual meeting;

  the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

  the shareholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate.
Compensation Committee Interlocks and Insider Participation

     None of our executive officers have served:
  as a member of the Compensation Committee of another entity which has had an executive officer who has served on our Compensation Committee;

  as a director of another entity which has had an executive officer who has served on our Compensation Committee; or

  as a member of the Compensation Committee of another entity which has had an executive officer who has served as one of our directors.
INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 1701.13(E) of the Ohio Revised Code gives a corporation incorporated under the laws of Ohio power to indemnify any person who is or has been a director, officer or employee of that corporation, or of another corporation at the request of that corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, criminal or civil, to which he is or may be made a party because of being or having been such director, officer, employee or agent, provided that in connection therewith, such person is determined to have acted in good faith in what he reasonably believed to be in or not opposed to the best interest of the corporation of which he is a director, officer, employee or agent and without reasonable cause, in the case of a criminal matter, to believe that his conduct was unlawful. The determination as to the conditions precedent to the permitted indemnification of such person is made by the directors of the indemnifying corporation acting at a meeting at which, for the purpose, any director who is a party to or threatened with any such action, suit or proceeding may not be counted in determining the existence of a quorum and may not vote. If, because of the foregoing limitations, the directors are unable to act in this regard, such determination may be made by the majority vote for the corporation’s voting shareholders (or without a meeting upon two-thirds written consent of such shareholders), by judicial proceeding or by written opinion of legal counsel not retained by the corporation or any person to be indemnified during the five years preceding the date of determination.

     Section 1701.13(E) of the Ohio Revised Code further provides that the indemnification thereby permitted shall not be exclusive of, and shall be in addition to, any other rights that directors, officers, employees or agents have, including rights under insurance purchased by the corporation.

     Article 5 of the Company’s Restated Code of Regulations contains extensive provisions related to indemnification of officers, directors, employees and agents. The Company is required to indemnify its directors against expenses, including attorney fees, judgments, fines and amounts paid in settlement of civil, criminal, administrative, and investigative proceedings, if the director acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. When criminal proceedings are involved, indemnification is further conditioned upon the director having no reasonable cause to believe that his conduct was unlawful.

     Entitlement of a director to indemnification shall be made by vote of the disinterested directors of the Company. If there are an insufficient number of such directors to constitute a quorum, the determination to indemnify directors shall be made by one of the following methods: (1) a written opinion of independent legal counsel, (2) vote by the shareholders, or (3) by the court in which the action, suit or proceeding was brought.

     The Company may pay the expenses, including attorney fees of any director, as incurred, in advance of a final disposition of such action, suit or proceeding, upon receipt by the Company of an undertaking by the affected director(s) in which he (they) agree(s) to cooperate with the Company concerning the action, suit or proceeding, and agree(s) to repay the Company in the event that a court determines that the director’s action, or failure to act, involved an act, or omission, undertaken with reckless disregard for the best interests of the Company.

     The indemnification provisions of the Articles of Incorporation relating to officers, employees and agents of the Company are similar to those relating to directors, but are not mandatory in nature. On a case-by-case basis, the Company may elect to indemnify them, and may elect to pay their expenses, including attorney fees, in advance of a final disposition of the action, suit or proceeding, upon the same conditions and subject to legal standards as relate to directors. These indemnification provisions are also applicable to actions brought against directors, officers, employees and agents in the right of the Company. However, no indemnification shall be made to any person adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless, and only to the extent that a court determines, that despite the adjudication of liability, but in view of all of the circumstances of the case, shall deem proper. The Company currently carries directors and officers insurance in the amount of one million dollars.

     The above discussion of the Company’s Restated Code of Regulations and of Section 1701.13(E) of the Ohio Revised Code is not intended to be exhaustive and is respectively qualified in its entirety by such documents and statutes.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Company issuer pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the plan of the annual audit. The Audit Committee reviews, in consultation with the independent auditors, the report of audit, or proposed report of audit and the accompanying management letter, if any. In addition, the Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls.

     In fulfilling its responsibilities, the Audit Committee selected Maloney + Novotny LLC as our independent accountants for purposes of auditing our financial statements for 2009. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

     Based on the reviews and discussions with management and Maloney + Novotny LLC, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission.

     The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Ungar and Doyle, and Dr. Baker are independent under Rule 4350(d) of the Nasdaq Stock Market and is financially literate each in his own capacity.

     Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities for the period ended December 31, 2009, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee of the Board of Directors: Robert J. Baker, Jr. Walter J. Doyle Edward W. Ungar

Executive Officers

     In addition to Mr. Rooney, the following persons serve as executive officers of the Company:

     Gerald S. Blaskie, age 52, has served as our Chief Financial Officer since April 2001. On March 2, 2006, our Board of Directors appointed Mr. Blaskie to the position of Vice President, Treasurer and Chief Financial Officer. Prior to joining us, Mr. Blaskie was the Controller at Cable Link, Inc. from February 2000 to March 2001. From 1997 to 2000, he was the Plant Manager at Central Ohio Plastics Corporation, where he also served as Controller from 1993 to 1997. Mr. Blaskie earned a B.S. degree in Accounting from Central Michigan University and passed the CPA exam in the State of Ohio.

     Scott Campbell, Ph.D., age 52, has served as our Vice President of Technology since March 2005. Dr. Campbell served as our Vice-President of Research and Engineering from July 2004 to March 2005. Dr. Campbell joined us in July 2002 as our Technical Director. Prior to joining us, he was Senior Research Manager at Oxynet, Inc. for five years. Dr. Campbell earned his Ph.D., Metallurgy, from the University of Illinois at Chicago. In addition, he earned M.S. and B.S. degrees in Ceramic Engineering from The Ohio State University. He is a member of the American Vacuum Society and the Materials Research Society.

     Michael K. Barna, age 53, has served as Vice President, Sales-Photonics, since March 2, 2006. Mr. Barna joined us as Director of Sales and Marketing in January 2004. Prior to joining us, Mr. Barna had more than 20 years of experience in thin film sales, including major account sales of Physical Vapor Deposition equipment, high purity targets and evaporation materials for these systems, hybrid microelectronic, telecommunications, and the commercial glass coating markets. Mr. Barna earned a B.S. degree in Mechanical Engineering from the University of Kentucky.

     Officers are elected annually by our Board of Directors and serve at its discretion.

Ownership of Common Stock by Directors and Executive Officers

     The following table sets forth, as of April 20, 2010, the beneficial ownership of the Company’s common stock by each of the Company’s directors, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

	Number of Shares	Percentage of
Name of Beneficial Owner(1)	Beneficially Owned(2)	Class(3)
Robert H. Peitz(4)	692,453	17.9%
Daniel Rooney(5)	185,452	4.8%
Walter J. Doyle(6)	135,738	3.6%
Robert J. Baker, Jr.(7)	90,051	2.4%
Scott Campbell(8)	86,100	2.3%
Michael K. Barna(9)	81,600	2.1%
Gerald S. Blaskie(10)	78,000	2.1%
Edward W. Ungar(11)	71,188	1.9%
All directors and executive officers as
a group (8 persons)(12)	1,420,582	31.8%

(1) The address for all is c/o SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228.

(2) For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of April 20, 2010. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) “Percentage of Class” is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on April 20, 2010, plus the number of shares such person has the right to acquire within 60 days of April 20, 2010.

(4) Mr. Peitz’ ownership includes 199,162 shares of common stock beneficially owned by Park National Bank (Trustee for the Ingeborg Funk Children’s Trust), of which 43,750 shares of common stock can be acquired under stock purchase warrants exercisable within 60 days of April 20, 2010 (Mr. Peitz includes these shares because he has the power to dispose of the shares). Mr. Peitz’ ownership also includes 111,763 shares of common stock, which can be acquired by Mr. Peitz under stock options and purchase warrants exercisable within 60 days of April 20, 2010.

(5) Includes 172,300 common shares, which may be acquired by Mr. Rooney under stock options exercisable within 60 days of April 20, 2010 and 11,300 shares which are held in Mr. Rooney’s IRA.

(6) Includes 39,250 common shares, which may be acquired by Mr. Doyle under stock options and stock purchase warrants exercisable within 60 days of April 20, 2010.

(7) Includes 65,000 common shares, which may be acquired by Dr. Baker under stock options exercisable within 60 days of April 20, 2010, and 16,063 shares which are held in Dr. Baker’s IRA.

(8) Includes 86,100 common shares, which may be acquired by Dr. Campbell under stock options exercisable within 60 days of April 20, 2010.

(9) Includes 76,600 common shares, which may be acquired by Mr. Barna under stock options exercisable within 60 days of April 20, 2010. and 2,000 shares which are held in Mr. Barna’s IRA.

(10) Includes 77,000 common shares, which may be acquired by Mr. Blaskie under stock options exercisable within 60 days of April 20, 2010.

(11) Includes 65,000 common shares, which may be acquired by Mr. Ungar under stock options exercisable within 60 days of April 20, 2010.

(12) Includes 736,763 common shares, which may be acquired under stock options and stock purchase warrants exercisable within 60 days of April 20, 2010.

Ownership of Common Stock by Principal Shareholders

     The following table sets forth information as of April 20, 2010, relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company.

	Number of Shares	Percentage of
Name of Beneficial Owner(1)	Beneficially Owned(2)	Class(3)
Robert H. Peitz(4)	692,453	17.9%
Laura Shunk(5)	365,828	9.7%
Daniel Funk(6)	358,179	9.5%
Curtis A. Loveland(7)	334,956	8.9%
Windcom Investments SA(8)	332,810	8.9%
Thomas G. Berlin(9)	254,183	6.7%
Mid South Investor Fund L.P.(10)	250,000	6.6%
Lake Street Fund L.P.(11)	245,059	6.5%

(1) The address of Robert H. Peitz is c/o SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228. The address of Laura Shunk is PO Box 490, Chesterland, Ohio 44026. The address of Daniel Funk is 2123 Auburn Avenue, Suite 322, Cincinnati, Ohio 45219. The address of Curtis A. Loveland is c/o Porter, Wright, Morris & Arthur LLP, 41 South High Street, Columbus, Ohio 43215. The address of Windcom Investments SA is Corso Elvezia 25, 6900 Lugan, CH. The address of Thomas G. Berlin is c/o Berlin Financial Ltd., 1325 Carnegie Avenue, Cleveland, Ohio 44115. The address of Mid South Investor Fund L.P. is 1776 Peachtree St. NW, Suite 412 North, Atlanta, Georgia 30309. The address of Lake Street Fund L.P. is 600 South Lake Avenue, Suite 100, Pasadena, California 91106.

(2) For purposes of this table, a person is considered to “beneficially own” any shares with respect to which he or she exercises sole or shared voting or investment power or as to which he or she has the right to acquire the beneficial ownership within 60 days of April 20, 2010. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) “Percentage of Class” is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on April 20, 2010, plus the number of shares such person has the right to acquire within 60 days of April 20, 2010.

(4) Mr. Peitz’ ownership includes 199,162 shares of common stock beneficially owned by Park National Bank (Trustee for the Ingeborg Funk Children’s Trust), of which 43,750 shares of common stock can be acquired under stock purchase warrants exercisable within 60 days of April 20, 2010 (Mr. Peitz includes these shares because he has the power to dispose of the shares). Mr. Peitz’ ownership also includes 111,763 shares of common stock, which can be acquired by Mr. Peitz under stock options and purchase warrants exercisable within 60 days of April 20, 2010.

(5) Includes 34,202 common shares, which may be acquired by Ms. Shunk under stock options and stock purchase warrants exercisable within 60 days of April 20, 2010.

(6) Includes 41,702 common shares, which may be acquired by Dr. Funk under stock options and stock purchase warrants exercisable within 60 days of April 20, 2010.

(7) Includes 50,000 shares of common stock, which can be acquired by Mr. Loveland under stock options exercisable within 60 days of April 20, 2010.

(8) Dr. Karl Kohlbrenner, CEO of Windcom Investments SA, has voting and dispositive power over the shares of common stock on behalf of the Company. Windcom Investments SA’s ownership includes 8,623 shares of common stock, which can be acquired by Windcom Investments SA under stock purchase warrants exercisable within 60 days of April 20, 2010.

(9) Mr. Berlin’s ownership includes 52,083 shares of common stock beneficially owned by Berlin Capital Growth L.P., which can be acquired under stock purchase warrants exercisable within 60 days of April 20, 2010. Mr. Berlin has shared voting and dispositive power over the shares of common stock in this limited partnership as the controlling principal of Berlin Capital Growth L.P. Mr. Berlin’s ownership also includes 20,833 shares of common stock, which can be acquired by Mr. Berlin under stock purchase warrants exercisable within 60 days of April 20, 2010.

(10) Includes 50,000 shares of common stock, which can be acquired by Mid South Investor Fund L.P. under stock purchase warrants exercisable within 60 days of April 20, 2010.

(11) Includes 62,500 shares of common stock, which can be acquired by Lake Street Fund L.P. under stock purchase warrants exercisable within 60 days of April 20, 2010.

Executive Compensation

     The following summary compensation table sets forth information regarding compensation earned during the last two years to our Principal Executive Officer, our Principal Financial Officer and our two other officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary	Bonus	Stock awards	Option awards (b)	Non-equity incentive plan compensation	All other compensation (c)	Total
PEO	2009	$205,492	$0	$0	$709,532	$0	$6,165	$921,189
Daniel
Rooney
	2008	198,922	0	0	0	7,518 (a)	5,967	212,407
PFO	2009	102,746	0	0	381,901	2,000	3,082	489,729
Gerald S.						(i)
Blaskie
	2008	99,691	0	0	0	3,759 (a)	2,991	106,441
VP- Sales	2009	100,385	0	3,750	373,861	73,212	3,012	554,220
Photonics				(j)		(k)
Michael K.
Barna
	2008	97,424	0	6,000	0	62,518 (e)	2,923	168,865
				(d)
VP-	2009	161,869	0	0	343,711	7,000	4,856	517,436
Technology						(m)
Scott
Campbell
	2008	153,115	0	0	0	7,758 (h)	4,596	165,469

a-	As approved by the Compensation Committee; paid in 2009.
b-
Options granted under our 2006 Stock Option Plan – Mr. Rooney 176,500 shares; Mr. Barna 93,000 shares; Mr. Campbell 85,500 shares and Mr. Blaskie 95,000 shares. The shares vest 10% per year beginning January 2, 2009 and the fair value at date of grant was $6.00 per share.

c-	All other compensation consists of the Company Safe Harbor contribution under the SCI Engineered Materials, Inc. 401(k) & Profit Sharing Plan.
d-	1,000 shares of Company stock awarded based on stock price at December 31, 2008, paid in 2009.
e-	$22,012 deferred under our incentive compensation plan; paid in 2009.
h-	$5,259 deferred under our incentive compensation plan; paid in 2009.
i-	$500 deferred under our incentive compensation plan; paid in 2010
j-	1,000 shares of Company stock awarded based on stock price at December 31, 2009, paid in 2010
k-	$23,779 deferred under our incentive compensation plan; paid in 2010
m-	$2,000 deferred under our incentive compensation plan; paid in 2010

Salaries

     The salaries of the Named Executive Officers are reviewed on an annual basis. Increases in salary are based on an evaluation of the individual’s performance and level of pay compared to general industry peer group pay levels. Merit increases normally take effect on January 1st of each year.

Executive Annual Incentive Plan

     Mr. Rooney was eligible to receive 4%, and Messrs. Blaskie, Barna and Campbell were each eligible to receive 2% of adjusted net income as an incentive compensation award for services during 2009. No incentive compensation was earned for this award. Adjusted net income was defined as the 2009 actual net income as it appears on the Company’s audited financial statements plus expenses related to non-cash director compensation.

     Mr. Blaskie received $2,000 for the Company meeting specified on-time delivery goals.

     Mr. Barna received $73,212 for attaining and exceeding quarterly booking and gross profit goals.

     Mr. Campbell received the following incentive compensation award for services during 2009 (i) $2,000 for reducing scrap a specified amount, (ii) $3,000 for achieving grant income of a specified amount and (iii) $2,000 for the Company meeting specified on-time delivery goals.

Employment Agreement for Principal Executive Officer

     The Principal Executive Officer, Mr. Daniel Rooney has an employment contract that entitles him to 100% of his compensation for six months following his termination other than for fraud or serious misconduct. Following the initial six-month period after his termination, Mr. Rooney is entitled to receive six months of pay at a rate of 50% of his compensation at the time of his termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	---------------OPTION AWARDS---------------					---------------STOCK AWARDS---------------
Name and	Number of	Number of	Equity	Option	Option	Number	Market	Total	Market or
Principal	securities	securities	incentive	exercise	expiration	of shares	value of	number of	payout
Position	underlying	underlying	plan awards:	price	date	or units	stock	unearned	value of
	unexercised	unexercised	number of			of stock	that is	shares,	unearned
	options (#) -	options (#) –	securities			that have	not	units or	shares,
	exercisable	unexercisable	underlying			not	vested	other	units or
			unexercised			vested		rights that	other
			earned					have not	rights that
			options (#)					vested	have not
									vested
PEO	17,650	158,850	0	$6.00	1-1-19	0	$0	0	$0
Daniel		(b)
Rooney
	100,000	0	0	1.55	3-1-12	0	0	0	0
	10,000	0	0	2.60	1-21-14	0	0	0	0
	15,000	0	0	2.40	3-8-15	0	0	0	0
	9,000	6,000 (a)	0	3.25	6-19-16	0	0	0	0
PFO	9,500	85,500	0	6.00	1-1-19	0	0	0	0
Gerald S.		(b)
Blaskie
	25,000	0	0	1.88	3-7-11	0	0	0	0
	20,000	0	0	1.55	5-9-12	0	0	0	0
	5,000	0	0	2.60	1-21-14	0	0	0	0
	5,000	0	0	2.40	3-8-15	0	0	0	0
	3,000	2,000 (a)	0	3.25	6-19-16	0	0	0	0
VP- Sales	9,300	83,700	0	6.00	1-1-19	0	0	0	0
Photonics		(b)
Michael K.
Barna
	40,000	0	0	2.85	4-28-14	0	0	0	0
	10,000	0	0	2.40	3-8-15	0	0	0	0
	6,000	4,000 (a)	0	3.25	6-19-16	0	0	0	0
VP-	8,550	76,950	0	6.00	1-1-19	0	0	0	0
Technology		(b)
Scott
Campbell
	50,000	0	0	1.55	7-15-12	0	0	0	0
	5,000	0	0	2.60	1-21-14	0	0	0	0
	10,000	0	0	2.40	3-8-15	0	0	0	0
	3,000	2,000 (a)	0	3.25	6-19-16	0	0	0	0

a – Options granted June 19, 2006 vest in five equal annual installments on each anniversary of the date of the grant beginning June 19, 2007.
b - Options granted January 2, 2009 vest in ten equal annual installments on each anniversary of the date of the grant beginning January 2, 2009.

Stock Options

At our 2006 Annual Meeting, our shareholders approved our 2006 Stock Incentive Plan (the “2006 Plan”). The purpose of the 2006 Plan was to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of key employees, officers and directors, and consultants and advisors who render services to the Company and any future parent or subsidiary of the Company. The 2006 Plan permits the granting of stock options and restricted stock awards (collectively “Awards”) to eligible participants. The maximum number of shares of common stock which may be issued pursuant to the 2006 Plan is 600,000 shares. If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares will be available again for grants of Awards. The 2006 Plan is administered by the Company’s Stock Option and Compensation Committee (the “Committee”). All the members of the Committee qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 and as “outside directors” under Section 162(m) of the Internal Revenue Code (the “Code”). Pursuant to the 2006 Plan, the Committee has the sole discretion to determine the employees, directors and consultants who may be granted Awards, the terms and conditions of such Awards and to construe and interpret the 2006 Plan. The Committee is also responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers (a) with respect to any Section 16b-3 Persons, or (b) in any way which would jeopardize the Plan’s qualifications under Section 162(n) of the Code or Rule 16b-3. The Board of Directors may amend to terminate the 2006 Plan at any time and for any reason. To the extent required under Rule 16b-3 material amendments to the 2006 Plan must be approved by the shareholders.

     Eligibility to participate in the 2006 Plan extends to management, key employees, directors and consultants of the Company. The estimated number of eligible participants is approximately 25 persons. The actual number of individuals who may receive options of restrictive stock awards under the 2006 Plan cannot be determined because eligibility for participation of the 2006 Plan is at discretion of the Committee.

     The Committee granted stock options to each executive officer in January 2009 under our 2006 Stock Incentive Plan. The executive officers were awarded incentive stock options with an exercise price equal to the fair market value of our common stock on the date of the grant. Accordingly, those stock options will have value only if the market price of the common stock increases after that date. In determining the size of stock option grants, the Committee considers Company performance against the strategic plan and individual performance. The Named Executive Officers were awarded the number of stock options shown in the table above. The stock options vest in ten equal annual installments on each anniversary of the date of the grant beginning January 2, 2009. Also shown in the table are the total stock options outstanding and held by each Named Executive Officer.

Director Compensation

The following Director Compensation table sets forth information regarding compensation paid to our non-employee directors. Directors who are employed by us do not receive any compensation for their board activities.

DIRECTOR COMPENSATION - 2009
Name	Fees	Stock	Option	Non-equity	Change in pension	All other	Total
	earned	awards	awards	incentive plan	value and non-	compensation
	or paid			compensation	qualified deferred
	in cash				compensation
					earnings
Walter J.	$0	$0	$66,507	$0	$0	$0	$66,507
Doyle,
Robert H.
Peitz
Robert J.	2,500	0	66,507	0	0	0	69,007
Baker, Jr.
Edward	5,000	0	66,507	0	0	0	71,507
W. Ungar

1 – Compensation for Mr. Doyle and Mr. Peitz is identical.
2 – Dr. Baker, Jr. is Chairman of the Stock Option and Compensation Committee.
3 – Mr. Ungar is Chairman of the Audit Committee.
4 – Each director listed above received 22,500 options granted January 2, 2009 which vest in three equal annual installments on each anniversary of the date of the grant beginning January 2, 2009.
5 – Daniel Rooney is the Principal Executive Officer and is Chairman of the Board of Directors. Mr. Rooney does not appear on this table and receives no director compensation.

The following discloses the aggregate number of stock option awards outstanding for all directors:

Mr. Peitz – Mr. Peitz’ ownership includes 199,162 shares of common stock beneficially owned by Park National Bank (Trustee for the Ingeborg Funk Children’s Trust), of which 43,750 shares of common stock can be acquired under stock purchase warrants exercisable within 60 days of April 20, 2010. Mr. Peitz’ ownership also includes 111,763 shares of common stock, which can be acquired by Mr. Peitz under stock options and purchase warrants exercisable within 60 days of April 20, 2010.

Mr. Rooney – 172,300 common shares may be acquired by Mr. Rooney under stock options exercisable within 60 days of April 20, 2010.

Mr. Doyle – 39,250 common shares may be acquired by Mr. Doyle under stock options and stock purchase warrants exercisable within 60 days of April 20, 2010.

Dr. Baker – 65,000 common shares may be acquired by Dr. Baker under stock options exercisable within 60 days of April 20, 2010.

Mr. Ungar – 65,000 common shares may be acquired by Mr. Ungar under stock options exercisable within 60 days of April 20, 2010.

Non-Employee Director Reimbursement

Non-employee directors are reimbursed for travel and other out-of-pocket expenses connected to Board travel.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth additional information as of December 31, 2009, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

			Number of securities
			remaining available for
	Number of Securities to		issuance under equity
	be issued upon exercise	Weighted-average exercise	compensation plans
	of outstanding options,	price of outstanding	(excluding securities
	warrants and rights	options, warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans
approved by security holders (1)	1,115,750	$4.08	13,500

Equity compensation plans not
approved by security holders (2)	17,500	$2.88	--

Total	1,133,250	$4.07	13,500
____________________
(1)	Equity compensation plans approved by shareholders include our 1995 Stock Option Plan and our 2006 Stock Option Plan.
(2)	Includes 17,500 stock purchase warrants that can be used to purchase 17,500 shares of our common stock, which were issued by us in exchange for consideration in the form of goods and services.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

     Our audit committee selected Maloney + Novotny LLC to perform the 2009 audit for SCI Engineered Materials, Inc. Maloney + Novotny LLC served as the registered independent public accounting firm during 2009 and throughout the periods covered by our financial statements. A representative of Maloney + Novotny LLC is expected to attend the Annual Meeting of Shareholders in order to respond to appropriate questions from shareholders, and will have the opportunity to make a statement.

FEES OF THE REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR
THE YEAR ENDED DECEMBER 31, 2009 AND 2008

Audit Fees

     The aggregate fees billed and to be billed by Maloney + Novotny for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-Q were $60,250 for 2009 and $56,200 for 2008.

Tax Fees

     We paid $2,825 in 2009 and $980 in 2008 for professional services rendered for tax compliance and tax advice in connection with our internally prepared corporate tax return.

All Other Fees

     The aggregate fees billed by Maloney + Novotny for professional services rendered in connection with Sarbanes Oxley compliance and stock option disclosure was $17,580 in 2009. The total fees billed regarding the issuance of consent and review of Form S-1 registration statement and research was $7,780 in 2008.

Pre-Approval Policy

     The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor or other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission (“SEC”). Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of such reports, and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the year ended December 31, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Notes Payable and Capital Lease

     On October 14, 2005, we entered into an agreement with the Estates of Edward R. Funk and Ingeborg V. Funk. We were indebted to the Estates in the amount of $289,391.92. The Estates agreed to cancel $288,000 of the indebtedness in exchange for 144,000 shares of common stock and warrants to purchase an additional 36,000 shares of common stock at $3.00 per share, which expire October 2010. We transferred $1,391.92 to the Estates in full satisfaction of the remaining amount of the indebtedness.

Convertible Promissory Notes and Stock Purchase Warrants

     On January 7, 2000, we issued common stock purchase warrants at $2.50 per share for 150,000 shares of common stock related to the subordinated notes payable to Edward R. and Ingeborg V. Funk. The warrants are 100% vested and expire ten years from the date of grant. The Estate of Edward R. Funk and the Estate of Ingeborg V. Funk

were both greater than 5% beneficial owners of our Company. These common stock purchase warrants were subsequently exercised in January 2010 which resulted in proceeds of $375,000 for the Company.

     On June 30, 2003, we issued a $100,000 convertible promissory note payable to Windcom Investments SA, a greater than 5% beneficial owner of our Company. The interest on the convertible promissory note was determined by the Prime Commercial Rate in effect at Bank One, N.A., Columbus, Ohio. In addition, we issued warrants to purchase 20,333 shares of our common stock to Windcom Investments SA, at $1.00 per share expiring June 2008. The warrants vested according to the following schedule: (1) 8,333 vested on the date of grant; and (2) 12,000 vested at a rate of 333 per month for 32 months, then 336 per month for 4 months. On May 13, 2004, in accordance with the terms of the convertible promissory note, the balance and accrued and unpaid interest owed automatically converted to 43,119 shares of common stock after we raised over $500,000 in private equity financing. As of May 13, 2004, the vested warrants were fixed at 11,633. These warrants were exercised in June 2008. In connection with the private equity financing, we also issued 8,623 warrants to Windcom Investments SA to purchase shares of common stock at $2.88 per share. These warrants were due to expire in May 2009 but were extended to May 2010.

     On June 30, 2003, we issued a $166,666.67 convertible promissory note payable to Robert H. Peitz. Mr. Peitz is a greater than 5% beneficial owner of the Company. Mr. Peitz currently serves on our Board of Directors. The Prime Commercial Rate in effect at Bank One, N.A., Columbus, Ohio determined the interest on the convertible promissory note. In addition, we issued warrants to purchase 33,889 shares of our common stock to Mr. Peitz at $1.00 per share, expiring June 2008. The warrants vested according to the following schedule: (1) 13,889 vested on the date of grant; and (2) 20,000 vested at a rate of 556 per month for 32 months, then 552 per month for four months. On May 13, 2004, in accordance with the terms of the convertible promissory note, the balance and accrued and unpaid interest owed on the note automatically converted to 71,873 shares of common stock after we raised over $500,000 in private equity financing. As of May 13, 2004, the vested warrants were fixed at 19,449. These warrants were exercised in June 2008. In connection with the 2004 private equity financing, we also issued 14,374 warrants to Mr. Peitz to purchase shares of common stock at $2.88 per share. These warrants were due to expire in May 2009 but were extended to May 2010.

     On November 3, 2004, we entered into a loan agreement between the Company, as borrower, and Robert H. Peitz, as lender. Mr. Peitz agreed to loan us up to $200,000 for working capital, to be drawn by us in increments of $50,000. The interest rate was Huntington National Bank’s prime rate plus 2%, which accrued and compounded monthly. The loan was secured by our assets and perfected by the filing of a UCC-1 financing statement. For each $50,000 increment drawn on the loan Mr. Peitz received 5,000 warrants to purchase our common stock, without par value, at a purchase price of $2.50 per share and were exercisable until November 2009. The expiration date was extended until November 2010. The principal loan balance of $200,000 and accrued interest was repaid in October 2005 and the UCC-1 financing statement was terminated.

     On April 14, 2005 we entered into a loan agreement between the Company, as borrower, and Robert H. Peitz, as lender. Mr. Peitz agreed to provide a $200,000 convertible secured loan to us for working capital. The interest rate of 10% accrued and compounded monthly. Because we completed equity financing of at least $500,000 during 2005, the principal and accrued interest totaling $209,110 automatically converted on the same basis as the new financing to 104,555 shares of common stock ($2.00 per share) and warrants to purchase an aggregate of 26,139 shares of our common stock at a purchase price of $3.00 per share exercisable until October 2010.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

     Each year our Board of Directors submits its nominations for election of directors at the annual meeting of shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy statement for the annual meeting of shareholders to be held in 2011 must be received by us (addressed to the attention of the Secretary) on or before January 5, 2011. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2011 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after March 20, 2011. Any such proposal to be submitted at the meeting must be a proper subject for shareholder action under the laws of the State of Ohio.

ANNUAL REPORT

     Our annual report on Form 10-K for the year ended December 31, 2009, containing financial statements for such year and the signed opinion of Maloney + Novotny LLC, registered independent public accounting firm, with respect to such financial statements, is being sent to shareholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material, and we do not intend to ask, suggest or solicit any action from the shareholders with respect to such report.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. If other matters should come before the meeting, however, each of the persons named in the proxy intends to vote in accordance with his judgement on such matters.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proposals — The Board of Directors recommends a vote FOR all the nominees listed.
1. Nominees:	For	Withhold		For	Withhold		For	Withhold

01 - Robert J. Baker, Jr. *	☐	☐	02 - Robert H. Peitz *	☐	☐	03 - Edward W. Ungar *	☐	☐

04 - Walter J. Doyle *	☐	☐	05 - Daniel Rooney *	☐	☐

* To elect as directors the nominees named above to serve for terms expiring at the 2011 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
IMPORTANT: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/	/

1 U P X 0 2 5 2 3 3 2

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SCI Engineered Materials, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of SCI Engineered Materials, Inc. (the “Company”) hereby appoints Daniel Rooney, Gerald S. Blaskie, and Michael A. Smith, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 2839 Charter Street, Columbus, Ohio, on June 9, 2010, at 9:30 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the purposes stated on the reverse side.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinions may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all powers of said attorneys and proxies hereunder.

The undersigned hereby acknowledges receipt with this Proxy of a copy of the Company’s Notice of Annual Meeting and Proxy Statement dated April 27, 2010. Any proxy heretofore given to vote said shares is hereby revoked.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.